UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019 (November 6, 2019)

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6140 Plumas Street, Reno, Nevada		89519-6075
(Address of Principal Executive Offices)		(Zip Code)

(775) 356-9029

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K of Ormat Technologies, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2019 (the “Initial Form 8-K”), which described, among other things, the results of the Company’s Special Meeting of Stockholders held on November 6, 2019, including the approval by stockholders of the Company’s Fourth Amended and Restated Certificate of Incorporation and Fifth Amended and Restated By-laws declassifying the board of directors. This Amendment No. 1 amends and supplements the Initial Form 8-K solely to file with the SEC the correct version of the Fourth Amended and Restated Certificate of Incorporation reflecting the Company’s current registered agent in the State of Delaware, which the Company had appointed before its board of directors approved the Fourth Amended and Restated Certificate of Incorporation. The correct version of the Fourth Amended and Restated Certificate of Incorporation and a marked copy to show changes against the Third Amended and Restated Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein. No other amendments to the Initial Form 8-K are being made by this Amendment No. 1.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting of Stockholders (the “Special Meeting”) of the Company held on November 6, 2019, the stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Fourth Amended and Restated By-laws (the “By-laws”) to declassify the board of directors (the “Board of Directors”). As part of these amendments, the Board of Directors was declassified effective immediately from three classes of directors, who serve three-year terms, to a single class of directors serving annual terms, with all directors to be elected at each annual meeting of the stockholders starting at the 2020 Annual Meeting of the Stockholders. Immediately following the Special Meeting, to facilitate the declassification, each director resigned from such director’s term within a class on the Board of Directors and was immediately reappointed to the Board of Directors for a term ending at the 2020 Annual Meeting of Stockholders.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.02 (incorporated herein by reference to the extent applicable) at the Company’s Special Meeting, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation and By-laws, which became effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware. Effective immediately following the Special Meeting, the By-laws were also amended to rectify an inadvertent drafting error in one section of the By-laws not properly updated in 2013, when the Board of Directors implemented a majority voting standard for uncontested director elections. The correction, which was not submitted to a stockholder vote at the Special Meeting, reflects that directors are elected by a majority of the votes cast at annual meetings of stockholders, except for contested elections, in which case a plurality standard applies. The Company had otherwise correctly memorialized the standard throughout the By-laws in 2013.

This summary of the amendments to the Certificate of Incorporation and By-laws is qualified in its entirety by reference to the complete copies of the Company’s Fourth Amended and Restated Certificate of Incorporation and Fifth Amended and Restated By-laws, which are attached as Exhibits 3.1 and 3.3 to this Current Report on Form 8-K, respectively, and incorporated by reference herein. Additionally, copies of the Company’s Fourth Amended and Restated Certificate of Incorporation and Fifth Amended and Restated By-laws, marked to show changes, are attached as Exhibits 3.2 and 3.4 hereto, respectively (additions are underlined and deletions are struck through).

Item 5.07.         Submission of Matters to a Vote of Security Holders.

A total of 44,275,991 shares were present or represented by proxy at the Special Meeting. The results of the votes are shown below.

Proposal 1: Approval of an Amendment to the Company’s Certificate of Incorporation and By-laws to Declassify its Board of Directors

The affirmative vote of 75% of the outstanding shares of stock entitled to vote was required to approve the Proposal 1, the amendment to the Company’s Certificate of Incorporation and By-laws to declassify the Board of Directors, from three classes of directors who serve three-year terms, to a single class of directors serving annual terms, and for all directors to be elected at each annual meeting of the stockholders starting at the 2020 Annual Meeting of the Stockholders. The stockholders approved and adopted the amendment to the Company’s Certificate of Incorporation and By-laws to declassify the Board of Directors by the requisite super-majority.

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
44,246,418	17,975	11,598	6,716,109

Proposal 2: Adjournment of the Special Meeting if Necessary or Advisable to Solicit Additional Proxies

The stockholders approved the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, with the results of the voting shown below. Although the vote was taken, no adjournment was made because there were sufficient votes at the time of the Special Meeting to approve Proposal 1.

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
42,013,580	2,250,959	11,452	6,716,109

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits.

3.1	Fourth Amended and Restated Certificate of Incorporation of Ormat Technologies, Inc.
3.2	Fourth Amended and Restated Certificate of Incorporation of Ormat Technologies, Inc. (Marked)
3.3	Fifth Amended and Restated By-laws of Ormat Technologies, Inc.
3.4	Fifth Amended and Restated By-laws of Ormat Technologies, Inc. (Marked)
104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/ Isaac Angel
Name: Isaac Angel
Title: Chief Executive Officer

Date: November 12, 2019